Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Crossroads Systems, Inc. (the “Company”) hereby certify that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2004 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 26, 2005

/s/ Jennifer L. Ray
Jennifer L. Ray Principal Financial Officer